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                                                                    EXHIBIT 32.0

                          SECTION 1350 CERTIFICATIONS

I, Thomas F. Prisby, Chairman of the Board and Chief Executive Officer, and Charles V. Cole, Executive Vice President and Chief Financial Officer, of CFS Bancorp, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          By: /s/ Thomas F. Prisby
                                            ------------------------------------
                                            Thomas F. Prisby
                                            Chairman of the Board and
                                            Chief Executive Officer

Date: March 16, 2005

                                          By: /s/ Charles V. Cole
                                            ------------------------------------
                                            Charles V. Cole
                                            Executive Vice President and
                                            Chief Financial Officer

Date: March 16, 2005

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to CFS Bancorp, Inc. and will be retained by CFS Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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